MARCH 23, 2021

2021 SUMMARY PROSPECTUS

➢	BlackRock World ex U.S. Carbon Transition Readiness ETF | LCTD | NYSE ARCA

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements), reports to shareholders and other information about the Fund, including the Fund’s statement of additional information, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling 1-800-441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated March 23, 2021, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this summary prospectus. Any representation to the contrary is a criminal offense.

BLACKROCK WORLD EX U.S. CARBON TRANSITION READINESS ETF

Ticker: LCTD                        Stock Exchange: NYSE Arca

Investment Objective

The BlackRock World ex U.S. Carbon Transition Readiness ETF (the “Fund”) seeks long-term capital appreciation by investing in large- and mid-capitalization World ex U.S. equity securities that may be better positioned to benefit from the transition to a low-carbon economy.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between BlackRock ETF Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)

Management Fees[1]	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver[1]	Total Annual Fund Operating Expenses After Fee Waiver[1]
0.35%	None	—	0.35%	—	0.35%

[1]	As described in the “Management” section of the Fund’s prospectus beginning on page 20, BFA has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through November 30, 2022.

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$36	$113

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. There has been no portfolio turnover because the Fund has not commenced operations as of the date of this prospectus (the “Prospectus”).

Principal Investment Strategies

The Fund seeks to outperform the price and yield performance of the MSCI World ex USA Index (the “Underlying Index”) before including Fund expenses, while optimizing for Low Carbon Economy Transition Readiness (“LCETR”) scores criteria based on proprietary BFA research. The Fund seeks to achieve its objective while matching the risk profile of its Underlying Index.

The Fund selects portfolio securities that are components of the Underlying Index. The Underlying Index measures the performance of large- and mid-capitalization stocks across global developed market countries, excluding the United States. The components of the Underlying Index are likely to change over time. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund utilizes BFA’s proprietary LCETR strategy to overweight, relative to the Underlying Index, issuers that

BFA believes are best positioned to benefit from the transition to a low-carbon economy, and to underweight issuers that it believes are poorly positioned to so benefit. BFA assigns a transition readiness score to each issuer by aggregating research-driven insights across five “pillars” (i.e., Fossil Fuels, Clean Technology, Energy Management, Waste Management and Water Management) and weights the five pillar scores for each industry according to what BFA believes are their relative importance for that industry. BFA uses the final score for each issuer to determine whether the Fund should overweight or underweight such issuer based on the issuer’s score in comparison to other issuers in the peer industry. BFA’s methodology seeks to maximize the Fund’s exposure to issuers with the highest LCETR scores while minimizing risk exposures. The Fund may invest in issuers in all industries represented in the Fund’s Underlying Index, including those issuers that could be considered outside of LCETR investing.

In addition to the LCETR strategy, BFA evaluates issuers according to the “good governance criteria” where relevant data is available and as appropriate given the type of issuer. The “good governance criteria” relate to sound management structures, employee relations, remuneration of staff and tax compliance. BFA may consider additional factors relating to good governance in its assessment of the sustainability related characteristics of an issuer.

The Fund may invest in large- and mid-capitalization companies located outside the United States, including companies located in emerging markets.

Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, exchange-traded funds (“ETFs”) and equity interests in real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”).

The Fund may invest in certain futures, options and swap contracts.

During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Fund may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Fund may not achieve its investment objectives under these circumstances. BFA’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

The Underlying Index is sponsored by MSCI Inc., which is independent of the Fund and BFA. MSCI Inc. determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

Summary of Principal Risks

As with any investment, you could lose all or part of your investment in the

Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Unlike many ETFs, the Fund is not an index-based ETF. The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Class Risk. Securities and other assets or financial instruments in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Assets Under Management (AUM) Risk. From time to time, an Authorized Participant (as defined in the Creations and Redemptions section of the Prospectus), a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time. In particular, one or a small group of institutional investors could hold a significant portion of the Fund’s outstanding securities. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Biotechnology Industry Risk. Companies in the biotechnology industry, as traditionally defined, face intense competition and potentially rapid product obsolescence. Biotechnology companies may be adversely affected by the loss or impairment of intellectual property rights or changes in government regulations.

Communication Services Sector Risk. Companies in the communications sector may be affected by industry competition, substantial capital requirements, government regulation, cyclicality of revenues and earnings, obsolescence of communications products and services due to technological advancement, a potential decrease in the discretionary income of targeted individuals and changing consumer tastes and interests.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.

Convertible Securities Risk. The market price of a convertible security generally tends to behave like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Because a convertible security derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

Custody Risk. Less developed securities markets are more likely to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories.

Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers (including the benchmark provider), market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the

Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Depositary Receipts Risk. The Fund will invest in stocks of foreign corporations. The Fund’s investment in such stocks will be in the form of depositary receipts including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective markets and currencies, investments in ADRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

Derivatives Risk. The Fund may invest in certain types of derivatives contracts, including futures, options and swaps, which can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses to the Fund.

Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Common stocks generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.

Financials Sector Risk. Performance of companies in the financials sector, as traditionally defined, may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, and decreased liquidity in credit markets. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. A fund that invests in preferred securities may be more likely to be impacted by such legal limits since companies in the financials sector have historically issued a significant portion of the preferred securities marketplace. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.

Futures Contract Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Unlike equities, which typically entitle the holder to a continuing ownership stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the level of the reference rate. The primary risks associated with the use of futures contracts, or swaps or other derivatives referencing futures contracts, are: (i) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) BFA’s inability to predict correctly the direction of prices and other economic factors; and (v) the possibility that the counterparty will default in the performance of its obligations.

Geographic Risk. A natural disaster could occur in a geographic region in which the Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (considered by the Fund to mean higher than 100% annually) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities, as well as possible increased taxable distributions.

Industrials Sector Risk. Companies in the industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and changes in general economic conditions, among other factors.

Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.

Investment in Other Investment Companies Risk. As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by BFA through waivers). To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.

Life Sciences Sector Risk. The life sciences sector is comprised primarily of companies focused on developing and selling biopharmaceutical products. The life sciences sector is heavily influenced by technology, government funding, government regulation, efforts by governments, healthcare providers and health plans to reduce costs, changing consumer demographics and intellectual property rights, among other factors. Life sciences companies may be highly volatile and their products and services may experience rapid obsolescence due to a number of factors. The success of such companies may depend upon a relatively small number of products or services with long development cycles and large capital requirements that have a high chance of failure. In addition, changes in patent protection, shifting government regulations or regulatory attitudes, patent infringement or medical litigation may adversely affect the value of such companies.

Low Carbon Exposure Investment Strategy Risk. The Fund’s strategy of investing in securities of companies with low carbon exposure limits the type and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not seek to minimize carbon exposure. The Fund’s low carbon exposure investment strategy may result in the Fund investing in securities or industry sectors that underperform the market.

Management Risk. The Fund is subject to management risk, which is the risk that the investment process, techniques and analyses applied by BFA will not produce the desired results, and those securities or other financial instruments selected by BFA may result in returns that are inconsistent with the Fund’s investment objective. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Unlike some ETFs that track specific indexes, the Fund does not seek to replicate the performance of a specified index. Index-based ETFs have generally traded at prices that closely correspond to NAV per share. Given the high level of transparency of the Fund’s holdings, BFA believes that the trading experience of the Fund should be similar to that of index-based ETFs. However, ETFs that do not seek to replicate the performance of a specified index have a limited trading history and, therefore, there can be no assurance as to whether, and/or the extent to which, the Fund’s shares will trade at a premium or discount to NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

Master Limited Partnerships Risk. The common units of an MLP are listed and traded on U.S. securities exchanges and their value fluctuates predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

Mid-Capitalization Companies Risk. Compared to large-capitalization companies, mid-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies.

National Closed Market Trading Risk. To the extent that the underlying securities and/or other assets held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.

Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Non-U.S. Securities Risk. Investments in the securities of non-U.S. issuers are subject to the risks associated with investing in those non-U.S. markets, such as heightened risks of inflation or nationalization. The Fund may lose money due to political, economic and geographic events affecting issuers of non-U.S. securities or non-U.S. markets. In addition, non-U.S. securities markets may trade a small number of securities and may be unable to respond effectively to changes in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Options Risk. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

Preferred Stock Risk. Preferred stocks are subject not only to issuer-specific and market risks generally applicable to equity securities, but also risks associated with fixed-income securities, such as interest rate risk. A company’s preferred stock, which may pay fixed or variable rates of return, generally pays dividends only after the company makes required payments to creditors, including vendors, depositors, counterparties, holders of its bonds and other fixed-income securities. As a result, the value of a company’s preferred stock will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally has limited or no voting rights. In addition, preferred stock is subject to the risks that a company may defer or not pay dividends, and, in certain situations, may call or redeem its preferred stock or convert it to common stock. An issuer may decide to call its outstanding preferred stock in various environments based on its assessment of the relative cost of capital across the company’s capital structure. A market-wide increase in preferred stock being called may reduce the aggregate size of the preferred stock universe and the number of issuers with preferred stock outstanding. To the extent that the Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.

Privatization Risk. Some countries in which the Fund invests have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

Real Estate Investment Risk. The Fund may invest in companies that invest in, develop, or operate real estate (“Real Estate Companies”) such as REITs, which expose investors in the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Many Real Estate Companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially magnify the Fund’s losses. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively affect a Real Estate Company’s ability to meet its payment obligations or its financing activity and could decrease the market prices for REITs and for properties held by such REITs.

Reliance on Trading Partners Risk. The Fund invests in countries or regions whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. Through its holdings of securities of certain issuers, the Fund is specifically exposed to Asian Economic Risk, European Economic Risk and U.S. Economic Risk.

Risk of Investing in Developed Countries. The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be adversely impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in Emerging Markets. The Fund’s investments in emerging markets may be subject to a greater risk of loss than investments in issuers located or operating in more developed markets. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Companies in many emerging markets are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the securities in which the Fund invests may be less reliable or complete. Emerging markets often have less reliable securities valuations and greater risk associated with custody of securities than developed markets.

Risk of Swap Agreements. A swap is a two-party contract that generally obligates each counterparty to exchange periodic payments based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. Swaps may be leveraged and are subject to counterparty risk, credit risk and pricing risk. Swaps may be subject to illiquidity risk, and it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. Certain standardized interest rate and credit default swaps are required to be traded on an exchange or trading platform and centrally cleared. Most other swaps are entered into on a negotiated, bi-lateral basis and traded in the OTC market. Swaps are subject to bi-lateral variation margin. Initial margin requirements are in the process of being phased in, and the Fund may be subject to such requirements as early as September 2021. These requirements may raise the costs for the Fund’s investment in swaps. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.

Securities Lending Risk. The Fund may engage in securities lending.

Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Security Risk. Some countries and regions in which the Fund invests have experienced security concerns, such as terrorism or strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments.

Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.

Structural Risk. The countries in which the Fund invests may be subject to considerable degrees of economic, political and social instability.

Sustainability Risk. Sustainability risk is an inclusive term to designate investment risk (probability or uncertainty of occurrence of material losses relative to the expected return of an investment) that relates to environmental, social or governance issues.

Sustainability risk around environmental issues includes, but is not limited to, climate risk, both physical and transition risk. Physical risk arises from the physical effects of climate change, acute or chronic. For example, frequent and severe climate-related events can impact products and services and supply chains. Transition risk – whether policy, technology, market or reputation risk – arises from the adjustment to a low-carbon economy in order to mitigate climate change. Risks related to social issues can include but are not limited to labor rights and community relations. Governance-related risks can include but are not limited to risks around board independence, ownership and control, and audit and tax management. These risks can impact an issuer’s operational effectiveness and resilience as well as its public perception and reputation, affecting its profitability and, in turn, its capital growth and ultimately impacting the value of holdings in the Fund.

These are only examples of sustainability risk factors, and sustainability risk factors do not solely determine the risk profile of an investment by the Fund. The relevance, severity, materiality and time horizon of sustainability risk factors and other risks can differ significantly across issuers.

Sustainability risk can manifest itself through different existing risk types including, but not limited to, market, liquidity, concentration, credit and asset-liability mismatch risk. For example, the Fund may invest in the securities of an issuer that could face potentially reduced revenues or increased expenditures from physical climate risk (e.g., decreased production capacity due to supply chain perturbations, lower sales due to demand shocks or higher operating or capital costs) or transition risk (e.g., decreased demand for carbon-intensive products and services or increased production costs due to changing input prices). As a result, sustainability risk factors may have a material impact on an issuer, may increase volatility, may affect liquidity and may have an adverse impact on the value of shares of the Fund.

The impact of those risks may be higher if the Fund were to concentrate its investments in particular sectors or geographic locations, e.g., one or more geographical concentrations in locations susceptible to adverse weather conditions where the value of the Fund’s investments may be more susceptible to adverse physical climate events, or one or more specific sectoral concentrations, such as investing in industries or issuers with high carbon intensity or high switching costs associated with the transition to low carbon alternatives, where the value of the Fund’s investments may be more impacted by climate transition risks.

All or a combination of these factors may have an unpredictable impact on the Fund’s investments. Under normal market conditions, such events could have a material impact on the value of shares of the Fund.

Assessments of sustainability risk are specific to the asset class and to the Fund’s investment objective. Different asset classes require different data and tools to apply heightened scrutiny, assess materiality, and make meaningful differentiation among issuers and assets. To the extent consistent with the Fund’s investment objective, risks are considered and risk managed concurrently, by prioritizing in part based on materiality and on the Fund’s objective.

The impacts of sustainability risk are likely to develop over time, and new sustainability risks may be identified as further data and information regarding sustainability factors and impacts become available.

Tax Risk. The Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. Income from swaps is generally taxable. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the U.S. Internal Revenue Service (“IRS”).

Technology Sector Risk. Companies in the technology sector, as traditionally defined, including information technology companies, may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

Warrants Risk. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Performance Information

Because the Fund has not commenced operations as of the date of this Prospectus, it does not have performance information an investor would find useful in evaluating the risks of investing in the Fund. The Fund’s benchmark is the MSCI World ex USA Index.

Management

Investment Adviser. BlackRock Fund Advisors.

Portfolio Managers. Eric van Nostrand and Jonathan Adams (the “Portfolio

Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. van Nostrand and Dr. Adams have been Portfolio Managers of the Fund since March 2021.

Purchase and Sale of Fund Shares

This Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Tax Information

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”), in which case, your distributions generally will be taxed when withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For more information visit www.blackrock.com or call 1-800-441-7762

SPRO-WCARB-0321 Investment Company Act File # 811-23402